Document and Entity Information (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Jun. 30, 2010
Document And Entity Information
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Entity Registrant Name	UNISYS CORP
Entity Central Index Key	0000746838
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	42,648,839
Entity Public Float		$ 784.4

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2008
Revenue
Services	$ 3,457.4	$ 3,824.9	[1]	$ 4,325.3	[1]
Technology	562.2	560.8	[1]	629.6	[1]
Revenues, Total	4,019.6	4,385.7	[1]	4,954.9	[1]
Costs and expenses
Services	2,731.8	3,026.1	[1]	3,527.9	[1]
Technology	216.1	246.6	[1]	340.6	[1]
Cost of Revenue, Total	2,947.9	3,272.7	[1]	3,868.5	[1]
Selling, general and administrative expenses	617.1	681.1	[1]	955.3	[1]
Research and development expenses	78.9	101.9	[1]	129	[1]
Costs and Expenses, Total	3,643.9	4,055.7	[1]	4,952.8	[1]
Operating profit	375.7	330	[1]	2.1	[1]
Interest expense	101.8	95.2	[1]	85.1	[1]
Other income (expense), net	(51)	(16.6)	[1]	(14.6)	[1]
Income (loss) from continuing operations before income taxes	222.9	218.2	[1]	(97.6)	[1]
Provision for income taxes	58.8	42.3	[1]	40.9	[1]
Consolidated net income (loss) from continuing operations	164.1	175.9	[1]	(138.5)	[1]
Net income attributable to noncontrolling interests	(5.2)	(3.7)	[1]	(12.4)	[1]
Net income (loss) from continuing operations attributable to Unisys Corporation	158.9	172.2	[1]	(150.9)	[1]
Income from discontinued operations, net of tax	77.2	17.1	[1]	20.8	[1]
Net income (loss) attributable to Unisys Corporation	$ 236.1	$ 189.3	[1]	$ (130.1)	[1]
Basic
Continuing operations	$ 3.74	$ 4.38	[1]	$ (4.2)	[1]
Discontinued operations	$ 1.81	$ 0.44	[1]	$ 0.58	[1]
Total	$ 5.55	$ 4.82	[1]	$ (3.62)	[1]
Diluted
Continuing operations	$ 3.67	$ 4.32	[1]	$ (4.2)	[1]
Discontinued operations	$ 1.78	$ 0.43	[1]	$ 0.58	[1]
Total	$ 5.45	$ 4.75	[1]	$ (3.62)	[1]

[1]	Reclassified for discontinued operations. See note 3.

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 828.3	$ 647.6	[1]
Accounts and notes receivable, net	789.7	767.4	[1]
Inventories:
Parts and finished equipment	44.8	57.5	[1]
Work in process and materials	44.1	43	[1]
Deferred income taxes	40.7	19.9	[1]
Prepaid expenses and other current assets	127.8	139.2	[1]
Assets of discontinued operations		98.8	[1]
Total	1,875.4	1,773.4	[1]
Properties	1,339	1,365.8	[1]
Less - Accumulated depreciation and amortization	1,119.3	1,140.1	[1]
Properties, net	219.7	225.7	[1]
Outsourcing assets, net	162.3	213.7	[1]
Marketable software, net	143.8	151.5	[1]
Prepaid postretirement assets	31.2
Deferred income taxes	179.6	180.6	[1]
Goodwill	197.9	198.5	[1]
Other long-term assets	211	213.5	[1]
Total	3,020.9	2,956.9	[1]
Liabilities and stockholders' deficit
Current maturities of long-term debt	0.8	65.8	[1]
Accounts payable	260.7	292.2	[1]
Deferred revenue	556.3	439.1	[1]
Other accrued liabilities	518.9	566	[1]
Liabilities of discontinued operations		87.1	[1]
Total	1,336.7	1,450.2	[1]
Long-term debt	823.2	845.9	[1]
Long-term postretirement liabilities	1,509.2	1,640.6	[1]
Long-term deferred revenue	149.4	149.2	[1]
Other long-term liabilities	136.2	142.7	[1]
Commitments and contingencies			[1]
Stockholders' deficit
Common stock, par value $.01 per share (72.0 million shares authorized; 42.9 million shares and 42.5 million shares issued)	0.4	0.4	[1]
Accumulated deficit	(2,170.6)	(2,406.7)	[1]
Treasury stock, at cost	(46)	(45)	[1]
Paid-in capital	4,207.2	4,196.5	[1]
Accumulated other comprehensive loss	(2,928.3)	(3,013.5)	[1]
Total Unisys stockholders' deficit	(937.3)	(1,268.3)	[1]
Noncontrolling interests	3.5	(3.4)	[1]
Total stockholders' deficit	(933.8)	(1,271.7)	[1]
Total	$ 3,020.9	$ 2,956.9	[1]

[1]	Reclassified for discontinued operations. See note 3.

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Per Share data	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Common stock, par value	$ 0.01	$ 0.01	[1]
Common stock, shares authorized	72	72	[1]
Common stock, shares issued	42.9	42.5	[1]

[1]	Reclassified for discontinued operations. See note 3.

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Cash flows from operating activities
Consolidated net income (loss) from continuing operations	$ 164.1		$ 175.9	[1]	$ (138.5)	[1]
Income from discontinued operations, net of tax	77.2		17.1	[1]	20.8	[1]
Add (deduct) items to reconcile consolidated net income (loss) to net cash provided by operating activities:
Company stock issued for U.S. 401(k) plan					41.8
Foreign currency transaction losses	19.9
Loss on debt extinguishment	2.1
Employee stock compensation	9.4		0.7		1.1
Depreciation and amortization of properties	75.8		96.9		105.7
Depreciation and amortization of outsourcing assets	111.9		151		162.6
Amortization of marketable software	62.9		104.6		149.7
Disposal of capital assets	9.8		10.8		12.9
(Gain) loss on sale of businesses and assets	(65.5)		8.8
Increase in deferred income taxes, net	(34.4)		(87.9)		(9.9)
(Increase) decrease in receivables, net	(31.9)		62.1		186.7
Decrease in inventories	12.4		14		27.2
Increase in other assets	(94.2)		(121.9)		(119.7)
Increase (decrease) in accounts payable and other accrued liabilities	56.5		(70.7)		(110.9)
(Decrease) increase in other liabilities	(38.4)		37.3		(79.1)
Other	(0.8)		(1.9)		4.2
Net cash provided by operating activities	336.8		396.8		254.6
Cash flows from investing activities
Proceeds from investments	417.4		404.1		6,208.2
Purchases of investments	(416.5)		(402.8)		(6,190.3)
Restricted deposits	23.4		(86.8)
Investment in marketable software	(55.8)		(57.6)		(84.5)
Capital additions of properties	(64.1)		(45.9)		(76.9)
Capital additions of outsourcing assets	(83.2)		(97.8)		(133.1)
Proceeds from sales (purchases) of businesses and assets	117.2		15.5		(6.4)
Net cash used for investing activities	(61.6)		(271.3)		(283)
Cash flows from financing activities
Payments of long-term debt	(92.8)		(30)		(200)
Financing fees	(0.1)		(16.1)		(0.8)
Net reduction in short-term borrowings					(0.1)
Proceeds from exercise of stock options	1.4
Net cash used for financing activities	(91.5)		(46.1)		(200.9)
Effect of exchange rate changes on cash and cash equivalents	(3)		24.2		(56.9)
Increase (decrease) in cash and cash equivalents	180.7		103.6		(286.2)
Cash and cash equivalents, beginning of year	647.6	[1]	544		830.2
Cash and cash equivalents, end of year	$ 828.3		$ 647.6	[1]	$ 544

[1]	Reclassified for discontinued operations. See note 3.

Consolidated Statements of Stockholders' Equity (Deficit) (USD $) In Millions	Comprehensive Income (Loss) [Member]	Common Stock [Member]	Accumulated Deficit [Member]	Treasury Stock [Member]	Paid-in Capital [Member]	Accumulated Other Comprehensive Loss [Member]	Non-controlling Interest [Member]	Total With Non-controlling Interest [Member]	Total
Beginning Balance, Shares at Dec. 31, 2007		35.6		(0.2)
Beginning Balance, Value at Dec. 31, 2007		$ 0.4	$ (2,465.9)	$ (44.5)	$ 4,059.5	$ (1,162.9)	$ 17.5	$ 404.1	$ 386.6
Stock-based compensation, shares		1.6
Stock-based compensation, value				(0.3)	43.1			42.8	42.8
Dividends paid to noncontrolling interests							(0.9)	(0.9)
Share purchase of noncontrolling interests							(3.7)	(3.7)
Comprehensive (Income) Loss:
Consolidated net income (loss)	(117.7)		(130.1)				12.4	(117.7)	(130.1)	[1]
Other comprehensive (Income) loss:
Translation adjustments	(121)					(106.2)	(14.8)	(121)	(106.2)
Postretirement plans	(1,627.4)					(1,635.5)	8.1	(1,627.4)	(1,635.5)
Other comprehensive income, Total	(1,748.4)							(1,748.4)
Comprehensive Income (loss)	(1,866.1)							(1,866.1)
Ending Balance, Shares at Dec. 31, 2008		37.2		(0.2)
Ending Balance, Value at Dec. 31, 2008		0.4	(2,596)	(44.8)	4,102.6	(2,904.6)	18.6	(1,423.8)	(1,442.4)
Stock-based compensation, shares		0.1
Stock-based compensation, value				(0.2)	2.1			1.9	1.9
Shares issued in debt exchange, shares		5.2
Shares issued in debt exchange, value					91.8			91.8	91.8
Comprehensive (Income) Loss:
Consolidated net income (loss)	193		189.3				3.7	193	189.3	[1]
Other comprehensive (Income) loss:
Translation adjustments	78.1					71.6	6.5	78.1	71.6
Postretirement plans	(212.7)					(180.5)	(32.2)	(212.7)	(180.5)
Other comprehensive income, Total	(134.6)							(134.6)
Comprehensive Income (loss)	58.4							58.4
Ending Balance, Shares at Dec. 31, 2009		42.5		(0.2)
Ending Balance, Value at Dec. 31, 2009		0.4	(2,406.7)	(45)	4,196.5	(3,013.5)	(3.4)	(1,271.7)	(1,268.3)	[1]
Stock-based compensation, shares		0.4		(0.1)
Stock-based compensation, value				(1)	10.7			9.7	9.7
Comprehensive (Income) Loss:
Consolidated net income (loss)	241.3		236.1				5.2	241.3	236.1
Other comprehensive (Income) loss:
Translation adjustments	24.2					25.7	(1.5)	24.2	25.7
Postretirement plans	62.7					59.5	3.2	62.7	59.5
Other comprehensive income, Total	86.9							86.9
Comprehensive Income (loss)	328.2							328.2
Ending Balance, Shares at Dec. 31, 2010		42.9		(0.3)
Ending Balance, Value at Dec. 31, 2010		$ 0.4	$ (2,170.6)	$ (46)	$ 4,207.2	$ (2,928.3)	$ 3.5	$ (933.8)	$ (937.3)

[1]	Reclassified for discontinued operations. See note 3.

Summary of significant accounting policies	12 Months Ended
Dec. 31, 2010
Summary of significant accounting policies
Summary of significant accounting policies

1. Summary of significant accounting policies

Principles of consolidation The consolidated financial statements include the accounts of all majority-owned subsidiaries.

Use of estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions about future events. These estimates and assumptions affect the amounts of assets and liabilities reported, disclosures about contingent assets and liabilities and the reported amounts of revenue and expenses. Such estimates include the valuation of accounts receivables, inventories, outsourcing assets, marketable software, goodwill and other long-lived assets, legal contingencies, indemnifications, and assumptions used in the calculation for systems integration projects, income taxes and retirement and other post-employment benefits, among others. These estimates and assumptions are based on management's best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. Management adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods.

Cash equivalents All short-term investments purchased with a maturity of three months or less and certificates of deposits which may be withdrawn at any time at the discretion of the company without penalty are classified as cash equivalents.

Inventories Inventories are valued at the lower of cost or market. Cost is determined on the first-in, first-out method.

Properties Properties are carried at cost and are depreciated over the estimated lives of such assets using the straight-line method. The estimated lives used, in years, are as follows: buildings, 20 – 50; machinery and office equipment, 4 – 7; rental equipment, 4; and internal-use software, 3 – 10.

Advertising costs All advertising costs are expensed as incurred. The amount charged to expense during 2010, 2009 and 2008 was  $.6 million,  $1.6 million and  $5.9 million, respectively.

Shipping and handling Costs related to shipping and handling is included in cost of revenue.

Revenue recognition Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the fee is fixed or determinable, and collectibility is probable.

Revenue from hardware sales with standard payment terms is recognized upon the passage of title and the transfer of risk of loss. Outside the United States, the company recognizes revenue even if it retains a form of title to products delivered to customers, provided the sole purpose is to enable the company to recover the products in the event of customer payment default and the arrangement does not prohibit the customer's use of the product in the ordinary course of business.

Revenue from software licenses with standard payment terms is recognized at the inception of the initial license term and upon execution of an extension to the license term. The company also enters into multiple-element arrangements, which may include any combination of hardware, software or services. In these transactions, the company allocates the total revenue to be earned under the arrangement among the various elements based on their fair value. For software, and elements for which software is essential to the functionality, the allocation of revenue is based on vendor-specific objective evidence (VSOE) of fair value. VSOE of fair value for all elements of an arrangement is based upon the normal pricing and discounting practices for those products and services when sold separately. There may be cases in which there is VSOE of fair value of the undelivered elements but no such evidence for the delivered elements. In these cases, the residual method is used to allocate the arrangement consideration. Under the residual method, the amount of consideration allocated to the delivered elements equals the total arrangement consideration less the aggregate VSOE of fair value of the undelivered elements. The company recognizes revenue on delivered elements only if: (a) any undelivered products or services are not essential to the functionality of the delivered products or services, (b) the company has an enforceable claim to receive the amount due in the event it does not deliver the undelivered products or services, (c) there is evidence of the fair value for each undelivered products or services, and (d) the revenue recognition criteria otherwise have been met for the delivered elements. Otherwise, revenue on delivered elements is recognized as the undelivered elements are delivered.

Revenue from hardware sales and software licenses with extended payment terms is recognized as payments from customers become due (assuming that all other conditions for revenue recognition have been satisfied).

Revenue from equipment and software maintenance and post-contract support is recognized on a straight-line basis as earned over the terms of the respective contracts. Cost related to such contracts is recognized as incurred.

Revenue and profit under systems integration contracts are recognized either on the percentage-of-completion method of accounting using the cost-to-cost method, or when services have been performed, depending on the nature of the project. For contracts accounted for on the percentage-of-completion basis, revenue and profit recognized in any given accounting period are based on estimates of total projected contract costs. The estimates are continually reevaluated and revised, when necessary, throughout the life of a contract. Any adjustments to revenue and profit resulting from changes in estimates are accounted for in the period of the change in estimate. When estimates indicate that a loss will be incurred on a contract upon completion, a provision for the expected loss is recorded in the period in which the loss becomes evident.

Revenue from time and materials service contracts and outsourcing contracts is recognized as the services are provided.

Income taxes Income taxes are based on income before taxes for financial reporting purposes and reflect a current tax liability for the estimated taxes payable in the current-year tax return and changes in deferred taxes. Deferred tax assets or liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using enacted tax laws and rates. A valuation allowance is provided on deferred tax assets if it is determined that it is more likely than not that the asset will not be realized. The company has elected the policy of not providing for intra-period tax allocations between pretax earnings and other comprehensive income in instances where there is no net tax provision. This determination is made for each tax jurisdiction.

The company recognizes penalties and interest accrued related to income tax liabilities in provision for income taxes in its consolidated statements of income.

Marketable software The cost of development of computer software to be sold or leased, incurred subsequent to establishment of technological feasibility, is capitalized and amortized to cost of sales over the estimated revenue-producing lives of the products, but not in excess of three years following product release. The company performs quarterly reviews to ensure that unamortized costs remain recoverable from future revenue.

Internal-use software The company capitalizes certain internal and external costs incurred to acquire or create internal-use software, principally related to software coding, designing system interfaces, and installation and testing of the software. These costs are amortized in accordance with the fixed asset policy described above.

Outsourcing assets Costs on outsourcing contracts are generally expensed as incurred. However, certain costs incurred upon initiation of an outsourcing contract are deferred and expensed over the initial contract life. These costs consist principally of initial customer setup and employment obligations related to employees hired under terms of the outsourcing contracts. Additionally, marketable software development costs incurred to develop specific application software for outsourcing are capitalized once technological feasibility has been established. Capitalized software used in outsourcing arrangements is amortized based on current and estimated future revenue from the product. The amortization expense is not less than straight-line amortization expense over the product's useful life. Fixed assets acquired in connection with outsourcing contracts are capitalized and depreciated over the shorter of the initial contract life or in accordance with the fixed asset policy described above.

Recoverability of outsourcing assets is subject to various business risks, including the timely completion and ultimate cost of the outsourcing solution, realization of expected profitability of existing outsourcing contracts and obtaining additional outsourcing customers. The company quarterly compares the carrying value of the outsourcing assets with the undiscounted future cash flows expected to be generated by the outsourcing assets to determine if there is impairment. If impaired, the outsourcing assets are reduced to an estimated fair value on a discounted cash flow basis. The company prepares its cash flow estimates based on assumptions that it believes to be reasonable but are also inherently uncertain. Actual future cash flows could differ from these estimates.

Translation of foreign currency The local currency is the functional currency for most of the company's international subsidiaries, and as such, assets and liabilities are translated into U.S. dollars at year-end exchange rates. Income and expense items are translated at average exchange rates during the year. Translation adjustments resulting from changes in exchange rates are reported in other comprehensive income (loss). Exchange gains and losses on intercompany balances are reported in other income (expense), net.

For those international subsidiaries operating in highly inflationary economies, the U.S. dollar is the functional currency, and as such, nonmonetary assets and liabilities are translated at historical exchange rates, and monetary assets and liabilities are translated at current exchange rates. Exchange gains and losses arising from translation are included in other income (expense), net.

Stock-based compensation plans Stock-based compensation represents the cost related to stock-based awards granted to employees and directors. The company recognizes compensation expense for the fair value of stock options, which have graded vesting, on a straight-line basis over the requisite service period. The company estimates the fair value of stock options using a Black-Scholes valuation model. The expense is recorded in selling, general and administrative expenses.

Retirement benefits Accounting rules covering defined benefit pension plans require that amounts recognized in financial statements be determined on an actuarial basis. A significant element in determining the company's pension income (expense) is the expected long-term rate of return on plan assets. This expected return is an assumption as to the average rate of earnings expected on the funds invested or to be invested to provide for the benefits included in the projected pension benefit obligation. The company applies this assumed long-term rate of return to a calculated value of plan assets, which recognizes changes in the fair value of plan assets in a systematic manner over four years. This produces the expected return on plan assets that is included in pension income (expense). The difference between this expected return and the actual return on plan assets is deferred. The net deferral of past asset gains (losses) affects the calculated value of plan assets and, ultimately, future pension income (expense).

At December 31 of each year, the company determines the fair value of its pension plan assets as well as the discount rate to be used to calculate the present value of plan liabilities. The discount rate is an estimate of the interest rate at which the pension benefits could be effectively settled. In estimating the discount rate, the company looks to rates of return on high-quality, fixed-income investments currently available and expected to be available during the period to maturity of the pension benefits. The company uses a portfolio of fixed-income securities, which receive at least the second-highest rating given by a recognized ratings agency.

Fair value measurements Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. When determining fair value measurements for assets and liabilities required to be recorded at fair value, the company considers the principal or most advantageous market in which it would transact and also considers assumptions that market participants would use when pricing an asset or liability. The fair value hierarchy has three levels of inputs that may be used to measure fair value: Level 1 – Quoted market prices in active markets for identical assets or liabilities; Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data; and Level 3 – Unobservable inputs that are not corroborated by market data. The company has applied fair value measurements to its derivatives (see note 12), to its postretirement plan assets (see note 16) and to its long-term debt (see note 9).

Earnings per share	12 Months Ended
Dec. 31, 2010
Earnings per share
Earnings per share

2. Earnings per share

The following table shows how the earnings (loss) per share attributable to Unisys Corporation were computed for the three years ended December 31, 2010.

Year ended December 31 (millions, except per share data)	2010	2009	2008
Basic earnings (loss) per share computation
Net income (loss) from continuing operations attributable to Unisys Corporation	$158.9	$172.2	$(150.9)
Income from discontinued operations, net of tax	77.2	17.1	20.8
Net income (loss) attributable to Unisys Corporation	$236.1	$189.3	$(130.1)
Weighted average shares (thousands)	42,562	39,241	35,978
Basic earnings (loss) per share
Continuing operations	$3.74	$4.38	$(4.20)
Discontinued operations	1.81	.44	.58
Total	$5.55	$4.82	$(3.62)
Diluted earnings (loss) per share computation
Net income (loss) from continuing operations attributable to Unisys Corporation	$158.9	$172.2	$(150.9)
Income from discontinued operations, net of tax	77.2	17.1	20.8
Net income (loss) attributable to Unisys Corporation	$236.1	$189.3	$(130.1)
Weighted average shares (thousands)	42,562	39,241	35,978
Plus incremental shares from assumed conversions of employee stock plans	771	593	–
Adjusted weighted average shares	43,333	39,834	35,978
Diluted earnings (loss) per share
Continuing operations	$3.67	$4.32	$(4.20)
Discontinued operations	1.78	.43	.58
Total	$5.45	$4.75	$(3.62)

The following weighted-average securities were antidilutive and therefore excluded from the computation of diluted earnings (loss) per share (in thousands): 2010, 2,545; 2009, 3,165; 2008, 4,131.

Discontinued operations and sale of business	12 Months Ended
Dec. 31, 2010
Discontinued operations and sale of business
Discontinued operations and sale of business

3. Discontinued operations and sale of business

On April 30, 2010, the company completed the sale of its health information management (HIM) business, and on August 31, 2010, the company completed the sale of its UK-based Unisys Insurance Services Limited (UISL) business, which provides business process outsourcing (BPO) services to the UK life and pensions industry. In connection with the sale of UISL, the company has payment obligations of  $18.6 million to be paid ratably over the next four quarterly periods. In 2010, the company received net proceeds of  $117.2 million related to the sale of HIM, UISL and the U.S. specialized technology check sorter equipment and related U.S. maintenance business (discussed below).

The company's financial statements have been retroactively reclassified to report these businesses as discontinued operations. As a result, all items relating to these businesses within the consolidated statements of income have been reported as income from discontinued operations, net of tax, and all items relating to these businesses within the consolidated balance sheets have been reported as either assets or liabilities of discontinued operations.

The results of the HIM business discontinued operations for the three years ended December 31, 2010 were as follows (in millions of dollars):

(millions)	2010*	2009	2008
Revenue	$42.0	$111.7	$103.4
Income
Operations	$10.0	$19.6	$23.7
Gain on sale	64.5	–	–
	74.5	19.6	23.7
Income tax provision	–	–	9.5
Income from discontinued operations, net of tax	$74.5	$19.6	$14.2

* Includes results of operations through the April 30, 2010 closing date.

The results of the UISL business discontinued operations for the three years ended December 31, 2010 were as follows (in millions of dollars):

(millions)	2010*	2009	2008
Revenue	$52.6	$100.3	$174.9
Income (loss)
Operations	$(1.8)	$(3.2)	$9.4
Gain on sale	4.5	–	–
	2.7	(3.2)	9.4
Income tax provision (benefit)	–	(.7)	2.8
Income (loss) from discontinued operations, net of tax	$2.7	$(2.5)	$6.6

* Includes results of operations through the August 31, 2010 closing date.

The results of total discontinued operations for the three years ended December 31, 2010 were as follows (in millions of dollars):

(millions)	2010	2009	2008
Revenue	$94.6	$212.0	$278.3
Income
Operations	$8.2	$16.4	$33.1
Gain on sale	69.0	–	–
	77.2	16.4	33.1
Income tax provision (benefit)	–	(.7)	12.3
Income from discontinued operations, net of tax	$77.2	$17.1	$20.8

On February 1, 2010, the company completed the sale of its U.S. specialized technology check sorter equipment and related U.S. maintenance business. At December 31, 2009, the assets and liabilities of the business sold were reported as held for sale in the company's consolidated balance sheet as follows: approximately  $24 million in "prepaid expenses and other current assets" and approximately  $20 million in "other accrued liabilities." These amounts had been reflected at fair value, less cost to sell, and as a result, the company reported an impairment of  $13.4 million in 2009 in the company's consolidated statement of income. In 2010, the company recorded a loss on the sale of approximately  $3.3 million, principally as a result of closing date working capital and other adjustments. The divested business, which had operations in both of the company's reporting segments of Services and Technology, generated 2009 revenue and pretax loss of approximately  $100 million and  $3 million, respectively.

Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill
Goodwill

4. Goodwill

Goodwill is reviewed annually for impairment and whenever events or circumstances occur indicating that goodwill may be impaired. The company performed its annual impairment test in the fourth quarter of 2010, which indicated that goodwill was not impaired.

Changes in the carrying amount of goodwill by segment for the years ended December 31, 2010 and 2009 were as follows:

(millions)	Total	Services	Technology
Balance at December 31, 2008	$189.4	$79.9	$109.5
Translation adjustments	10.1	8.7	1.4
Sale of business	(1.0)	(.2)	(.8)
Balance at December 31, 2009	198.5	88.4	110.1
Sale of business	(1.3)	(1.3)	–
Translation adjustments	.7	(.2)	.9
Balance at December 31, 2010	$197.9	$86.9	$111.0

Recent accounting pronouncements and accounting changes	12 Months Ended
Dec. 31, 2010
Recent accounting pronouncements and accounting changes
Recent accounting pronouncements and accounting changes

5. Recent accounting pronouncements and accounting changes

Effective January 1, 2010, the company adopted a Financial Accounting Standards Board (FASB) accounting standard which among other changes, eliminates the concept of a "qualifying special-purpose entity," changes the requirements for derecognizing financial assets, and defines the term participating interest to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The recognition and measurement provisions are effective for transfers occurring on or after January 1, 2010. The company concluded that sales of participating interests in accounts receivable under its U.S. trade accounts receivable securitization facility no longer meet the requirements to be accounted for as sales due to the change in the definition of a participating interest, whereby all cash flows received from the entire financial asset must be divided proportionally among the participating interest holders in an amount equal to their share of ownership. Since in the company's U.S. trade accounts receivable securitization facility, the company's retained interest is subordinated to the other holders, the transaction does not meet the definition of the sale of a participating interest, and therefore any sales under the facility will be accounted for as a secured borrowing. See note 6.

In October 2009, the FASB issued two accounting standards. The first standard supersedes certain prior accounting guidance and requires an entity to allocate arrangement consideration at the inception of an arrangement to all of its deliverables based on their relative selling prices (i.e., the relative-selling-price method). The standard eliminates the use of the residual method of allocation and requires the relative-selling-price method in all circumstances in which an entity recognizes revenue for an arrangement with multiple deliverables subject to this standard. The second standard amends prior software revenue recognition accounting guidance by excluding from the scope of such prior guidance tangible products that contain both software elements and non-software elements that function together to deliver the tangible product's essential functionality. Both of these standards must be adopted at the same time and both will be effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, which for the company is January 1, 2011. The company will adopt these standards effective January 1, 2011 on a prospective basis for all new or materially modified arrangements entered into on or after that date. Adoption of these standards is not expected to have a material impact on the company's consolidated results of operations and financial position.

Accounts receivable	12 Months Ended
Dec. 31, 2010
Accounts receivable
Accounts receivable

6. Accounts receivable

In May 2008, the company entered into a three-year, U.S. trade accounts receivable securitization facility (the A/R Facility). Under the A/R Facility, the company has agreed to sell, on an ongoing basis, through Unisys Funding Corporation I, a wholly owned subsidiary, up to  $150 million of interests in eligible U.S. trade accounts receivable. Under the A/R Facility, receivables are sold at a discount that reflects, among other things, a yield based on LIBOR subject to a minimum rate. The A/R Facility includes customary representations and warranties, including no material adverse change in the company's business, assets, liabilities, operations or financial condition. It also requires the company to maintain a minimum fixed charge coverage ratio and requires the maintenance of certain ratios related to the sold receivables. Other termination events include failure to perform covenants, materially incorrect representations and warranties, change of control and default under debt aggregating at least  $25 million.

As discussed in note 5, effective January 1, 2010, the company adopted a new accounting standard whereby the A/R Facility no longer meets the requirements to be treated as a sale, and therefore will be accounted for as a secured borrowing. At December 31, 2010, no receivables had been sold. At December 31, 2009, receivables of  $100 million were sold and therefore removed from the accompanying consolidated balance sheet. At December 31, 2009, the company retained subordinated interests of  $240 million, in the associated receivables; these receivables have been included in accounts and notes receivable in the accompanying consolidated balance sheets. The company received proceeds of zero in 2010,  $1.2 billion in 2009 and  $1.5 billion in 2008, from sales of accounts receivable interests under the A/R Facility.

The selling price of the receivables interests reflected a discount of 5.3% at December 31, 2009. The discount on the sales of these accounts receivable during the years ended December 31, 2010, 2009 and 2008, was zero,  $5.6 million and  $7.2 million, respectively. The discount was recorded in other income (expense), net in the accompanying consolidated statements of income.

Accounts receivable consist principally of trade accounts receivable from customers and are generally unsecured and due within 30 days. Credit losses relating to these receivables consistently have been within management's expectations. Expected credit losses are recorded as an allowance for doubtful accounts in the consolidated balance sheets. Estimates of expected credit losses are based primarily on the aging of the accounts receivable balances. The company records a specific reserve for individual accounts when it becomes aware of a customer's inability to meet its financial obligations, such as in the case of bankruptcy filings or deterioration in the customer's operating results or financial position. The collection policies and procedures of the company vary by credit class and prior payment history of customers.

Revenue recognized in excess of billings on services contracts, or unbilled accounts receivable, was  $189.7 million and  $149.7 million at December 31, 2010 and 2009, respectively. Such amounts, a portion of which are awaiting resolution of contract disputes, are included in accounts and notes receivable, net and are stated at net realizable value.

The allowance for doubtful accounts, which is reported as a deduction from accounts and notes receivable, was  $37.0 million and  $45.6 million at December 31, 2010 and 2009, respectively. The provision for doubtful accounts, which is reported in selling, general and administrative expenses in the consolidated statements of income, was (income) expense of  $(.9) million,  $(1.2) million and  $7.0 million, in 2010, 2009 and 2008, respectively.

Income taxes	12 Months Ended
Dec. 31, 2010
Income taxes
Income taxes

7. Income taxes

Following is the total income (loss) from continuing operations before income taxes and the continuing operations provision for income taxes for the three years ended December 31, 2010.

Year ended December 31 (millions)	2010	2009	2008
Income (loss) from continuing operations before income taxes
United States	$37.4	$25.9	$(162.2)
Foreign	185.5	192.3	64.6
Total income (loss) from continuing operations before income taxes	$222.9	$218.2	$(97.6)
Continuing operations provision for income taxes
Current
United States	$8.7	$(6.7)	$(14.5)
Foreign	75.4	45.8	61.6
State and local	.3	(.4)	(2.4)
Total	84.4	38.7	44.7
Deferred
Foreign	(25.6)	3.6	(3.8)
Total continuing operations provision for income taxes	$58.8	$42.3	$40.9

Following is a reconciliation of the provision for income taxes at the United States statutory tax rate to the continuing operations provision for income taxes as reported:

Year ended December 31 (millions)	2010	2009	2008
United States statutory income tax provision (benefit)	$78.0	$76.4	$(34.2)
U.S. income or loss for which no provision or benefit has been recognized	(4.8)	(4.8)	52.4
Foreign tax expense, including withholding taxes	(3.7)	17.5	47.9
Change in valuation allowances due to changes in judgment	(13.2)	(28.7)	(9.7)
Effect of tax rate changes on temporary differences	4.1	2.0	–
Tax refund claims, audit issues and other matters
U.S. Federal refundable credits	.4	(11.1)	(7.8)
U.S. state	.3	(.2)	(2.4)
Foreign	(2.3)	(8.8)	(5.3)
Continuing operations provision for income taxes	$58.8	$42.3	$40.9

Included in the caption "U.S. income or loss for which no provision or benefit has been recognized" and "Foreign tax expense, including withholding taxes" for 2010, 2009 and 2008 are reconciling items for companies with valuation allowances that did not recognize a tax provision or benefit in the amount of ( $7.7) million, ( $13.6) million, and  $64.2 million, respectively. Also included in these captions for 2010, 2009 and 2008 are withholding taxes of  $23.5 million,  $12.4 million and  $15.4 million, respectively, and the provision (benefit) related to differences between the U.S. statutory rate of 35% and the statutory rates in foreign jurisdictions of ( $26.8) million, ( $3.1) million and  $7.6 million, respectively. In addition, the 2010, 2009 and 2008 provision for foreign tax expense includes tax (provisions) benefits of  $(2.7) million,  $7.7 million and  $8.7 million, respectively, related to prior year foreign tax adjustments.

Cumulative undistributed earnings of foreign subsidiaries, for which no U.S. income or foreign withholding taxes have been recorded, approximated  $854 million at December 31, 2010. As the company currently intends to indefinitely reinvest all such earnings, no provision has been made for income taxes that may become payable upon distribution of such earnings, and it is not practicable to determine the amount of the related unrecognized deferred income tax liability.

Cash paid, net of refunds, during 2010, 2009 and 2008 for income taxes was  $52.7 million,  $58.2 million and  $56.7 million, respectively.

At December 31, 2010, the company has U.S. federal ( $270.8 million), state and local ( $235.2 million), and foreign ( $244.0 million) tax loss carryforwards, the total tax effect of which is  $750.0 million. These carryforwards will expire as follows (in millions): 2011,  $17.9; 2012,  $8.2; 2013,  $13.3; 2014,  $7.8; 2015,  $29.1; and  $673.7 thereafter. The company also has available tax credit carryforwards of approximately  $643.6 million, which will expire as follows (in millions): 2011,  $14.3; 2012,  $67.1; 2013,  $46.4; 2014,  $23.2; 2015,  $23.0; and  $469.6 thereafter.

The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and liabilities at December 31, 2010 and 2009 were as follows:

December 31 (millions)	2010	2009
Deferred tax assets
Tax loss carryforwards	$750.0	$683.1
Postretirement benefits	529.4	591.2
Foreign tax credit carryforwards	479.4	412.3
Capitalized research and development	304.1	353.5
Other tax credit carryforwards	164.2	176.2
Deferred revenue	107.1	93.5
Depreciation	60.2	65.8
Employee benefits and compensation	53.5	70.5
Purchased capitalized software	45.8	49.1
Debt related	38.2	41.4
Capitalized intellectual property rights	28.4	57.1
Warranty, bad debts and other reserves	23.5	46.4
Capitalized costs	18.2	23.6
Restructuring	5.7	11.3
Other	34.1	39.1
	2,641.8	2,714.1
Valuation allowance	(2,426.4)	(2,483.1)
Total deferred tax assets	$215.4	$231.0
Deferred tax liabilities
Tax basis investment impairment	$–	$20.3
Other	30.0	37.7
Total deferred tax liabilities	$30.0	$58.0
Net deferred tax assets	$185.4	$173.0

The company has  $185.4 million of net deferred tax assets. Failure to achieve forecasted taxable income might affect the ultimate realization of such assets. Factors that may affect the company's ability to achieve sufficient forecasted taxable income include, but are not limited to, the following: increased competition, a decline in sales or margins, loss of market share, the impact of the economic environment, delays in product availability and technological obsolescence.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Year ended December 31 (millions)	2010	2009
Balance at January 1	$4.0	$8.8
Additions based on tax positions related to the current year	13.9	–
Additions for tax positions of prior years	2.3	.6
Reductions for tax positions of prior years	(.2)	(1.4)
Reductions as a result of a lapse of applicable statute of limitations	(.1)	–
Settlements	(.4)	(4.0)
Balance at December 31	$19.5	$4.0

The company recognizes penalties and interest accrued related to income tax liabilities in the provision for income taxes in its consolidated statements of income. At December 31, 2010 and 2009, the company had an accrual of  $.9 million and  $.1 million, respectively, for the payment of penalties and interest.

At December 31, 2010, the company had a liability for unrecognized tax benefits of  $19.5 million, all of which, if recognized, would affect the company's effective tax rate. Within the next 12 months, the company believes that it is reasonably possible that the amount of unrecognized tax benefits may significantly change; however, various events could cause this belief to change in the future.

The company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The company has concluded a U.S. federal income tax audit of the years 2000-2003 with no material impact. Several U.S. state and foreign income tax audits are in process. There are currently no income tax audits in process in either Brazil or the United Kingdom, which are the most significant jurisdictions outside the U.S. For Brazil, the audit period through 2004 is closed and for the United Kingdom, the audit period through 2007 is closed. All of the various ongoing income tax audits throughout the world are not expected to have a material impact on the company's financial position.

Internal Revenue Code Sections 382 and 383 provide annual limitations with respect to the ability of a corporation to utilize its net operating loss (as well as certain built-in losses) and tax credit carryforwards, respectively (Tax Attributes), against future U.S. taxable income, if the corporation experiences an "ownership change." In general terms, an ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50 percentage points over a three-year period. The company regularly monitors ownership changes (as calculated for purposes of Section 382). Based on currently available information, the company believes that an ownership change occurred as of January 2011 for purposes of the rules described above. Moreover, any future transaction or transactions and the timing of such transaction or transactions could trigger an additional ownership change under Section 382.

As a result of the ownership change, utilization of the company's Tax Attributes will be subject to an estimated overall annual limitation determined in part by multiplying the total aggregate market value of the company's common stock immediately preceding the ownership change by the applicable long-term tax-exempt rate (which is 4.10% for January 2011), possibly subject to increase based on the built-in gain if any, in the company's assets at the time of the ownership change. Any unused annual limitation may be carried over to later years. Future U.S. taxable income may not be fully offset by existing Tax Attributes, if such income exceeds the company's annual limitation. However, based on presently available information and the existence of tax planning strategies, currently the company does not expect to incur a cash tax liability in the near term. The company maintains a full valuation allowance against the realization of all U.S. deferred tax assets as well as certain foreign deferred tax assets in excess of deferred tax liabilities.

Properties	12 Months Ended
Dec. 31, 2010
Properties Note
Properties

8. Properties

Properties comprise the following:

December 31 (millions)	2010	2009
Land	$3.8	$3.9
Buildings	77.1	69.9
Machinery and office equipment	839.7	882.8
Internal-use software	303.9	294.9
Rental equipment	114.5	114.3
Total properties	$1,339.0	$1,365.8

Debt	12 Months Ended
Dec. 31, 2010
Debt
Debt

9. Debt

Long-term debt is comprised of the following:

December 31 (millions)	2010	2009
12 3/4% senior secured notes due 2014	$375.0	$385.0
14 1/4% senior secured notes due 2015	246.6	246.6
12 1/2% senior notes due 2016	150.6	150.6
8% senior notes due 2012	68.0	68.0
6 7/8% senior notes	–	64.9
8 1/2% senior notes	–	16.0
Other, net of unamortized discounts	(16.2)	(19.4)
Total	824.0	911.7
Less – current maturities	.8	65.8
Total long-term debt	$823.2	$845.9

Total long-term debt maturities in 2011, 2012, 2013, 2014 and 2015 are  $.8 million,  $ 68.8 million,  $.2 million,  $375.0 million and  $246.6 million, respectively.

Cash paid during 2010, 2009 and 2008 for interest was  $111.9 million,  $97.6 million and  $86.9 million, respectively. Capitalized interest expense during 2010, 2009 and 2008 was  $9.1 million,  $7.5 million and  $9.0 million, respectively.

On July 31, 2009, the company completed offers to exchange its 6 7/8% senior notes due 2010 (the 2010 Notes), its 8% senior notes due 2012 (the 2012 Notes), its 8 1/2% senior notes due 2015 (the 2015 Notes) and its 12 1/2% senior notes due 2016 (the 2016 Notes) in private placements for new 12 3/4% senior secured notes due 2014 (the First Lien Notes), new 14 1/4% senior secured notes due 2015 (the Second Lien Notes and, together with First Lien Notes, the New Secured Notes), shares of the company's common stock and cash. On that date, the company issued  $385.0 million aggregate principal amount of First Lien Notes,  $246.6 million aggregate principal amount of Second Lien Notes and 5.2 million shares of common stock and paid  $30.0 million in cash in exchange for  $235.1 million aggregate principal amount of 2010 Notes,  $332.0 million aggregate principal amount of 2012 Notes,  $134.0 million aggregate principal amount of 2015 Notes, and  $59.4 million aggregate principal amount of 2016 Notes. The New Secured Notes, which are not registered with the Securities and Exchange Commission, are guaranteed by Unisys Holding Corporation, a wholly owned Delaware corporation that directly or indirectly holds the shares of substantially all of the company's foreign subsidiaries, and by certain of the company's other current and future U.S. subsidiaries. The First Lien Notes and Second Lien Notes are secured by first-priority liens and second-priority liens, respectively (in each case, subject to permitted prior liens) on substantially all of the company's assets, except (i) accounts receivable that are subject to one or more receivables facilities, (ii) real estate located outside the U.S., (iii) cash or cash equivalents securing reimbursement obligations under letters of credit or surety bonds and (iv) certain other excluded assets. In 2009, the company recognized a net gain of  $.5 million on the exchange in "Other income (expense), net".

In December 2010, the company called all  $14.2 million outstanding of its 8 1/2% senior notes due October 15, 2015 and recognized a charge of  $.7 million in "Other income (expense), net".

The company and certain international subsidiaries have access to uncommitted lines of credit from various banks.

At December 31, 2010, the company has met all covenants and conditions under its various lending and funding agreements. The company expects to continue to meet these covenants and conditions.

The company's principal sources of liquidity are cash on hand, cash from operations and its  $150 million U.S. trade accounts receivable securitization facility, which is discussed in note 6. The company's anticipated future cash expenditures include anticipated contributions to its defined benefit pension plans. The company believes that it has adequate sources of liquidity to meet its expected 2011 cash requirements.

Other liabilities	12 Months Ended
Dec. 31, 2010
Other liabilities
Other liabilities

10. Other liabilities

Other accrued liabilities (current) are comprised of the following:

December 31 (millions)	2010	2009
Payrolls and commissions	$143.1	$168.3
Accrued vacations	75.0	85.3
Taxes other than income taxes	59.2	50.8
Income taxes	53.9	13.0
Accrued interest	30.9	32.9
Postretirement	28.8	29.6
Liabilities of business held for sale	–	19.8
Other	128.0	166.3
Total other accrued liabilities	$518.9	$566.0

Rental expense and commitments	12 Months Ended
Dec. 31, 2010
Rental expense and commitments
Rental expense and commitments

11. Rental expense and commitments

Rental expense, less income from subleases, for 2010, 2009 and 2008 was  $100.4 million,  $104.5 million and  $140.8 million, respectively. Income from subleases, for 2010, 2009 and 2008 was  $11.2 million,  $14.6 million and  $16.4 million, respectively.

Minimum net rental commitments under noncancelable operating leases, including idle leases, outstanding at December 31, 2010, substantially all of which relate to real properties, were as follows: 2011,  $70.5 million; 2012,  $63.3 million; 2013,  $50.0 million; 2014,  $41.3 million; 2015,  $32.4 million; and  $87.3 million thereafter. Such rental commitments have been reduced by minimum sublease rentals of  $36.7 million, due in the future under noncancelable subleases. Included in the net rental commitments at December 31, 2010 is  $13.6 million related to idle leases.

At December 31, 2010, the company had outstanding standby letters of credit and surety bonds of approximately  $268 million related to performance and payment guarantees. On the basis of experience with these arrangements, the company believes that any obligations that may arise will not be material. In addition, at December 31, 2010, the company had deposits and collateral of approximately  $108 million in other long-term assets, principally related to collateralized letters of credit, and to tax and labor contingencies in Brazil.

Financial instruments and concentration of credit risks	12 Months Ended
Dec. 31, 2010
Financial instruments and concentration of credit risks
Financial instruments and concentration of credit risks

12. Financial instruments and concentration of credit risks

Due to its foreign operations, the company is exposed to the effects of foreign currency exchange rate fluctuations on the U.S. dollar, principally related to intercompany account balances. The company uses derivative financial instruments to reduce its exposure to market risks from changes in foreign currency exchange rates on such balances. The company enters into foreign exchange forward contracts, generally having maturities of one month, which have not been designated as hedging instruments. At December 31, 2010 and 2009, the notional amount of these contracts was  $26.2 million and  $38.0 million, respectively and the fair value of such contracts was a net gain of  $.5 million and a net loss of  $.1 million, respectively, of which a gain of  $.5 million and  $6.4 million, respectively, has been recognized in "Prepaid expenses and other current assets" and a loss of zero and  $6.5 million, respectively, has been recognized in "Other accrued liabilities". Changes in the fair value of these instruments was a gain of  $.6 million and a loss of  $.3 million, respectively, for years ended December 31, 2010 and 2009, which has been recognized in earnings in "Other income (expense), net" in the company's consolidated statement of income. The fair value of these forward contracts is based on quoted prices for similar but not identical financial instruments; as such, the inputs are considered Level 2 inputs.

Financial instruments also include temporary cash investments and customer accounts receivable. Temporary investments are placed with creditworthy financial institutions, primarily in money market funds, time deposits and certificate of deposits which may be withdrawn at any time at the discretion of the company without penalty. At December 31, 2010 and 2009, the company's cash equivalents principally have maturities of less than one month or can be withdrawn at any time at the discretion of the company without penalty. Due to the short maturities of these instruments, they are carried on the consolidated balance sheets at cost plus accrued interest, which approximates market value. Realized gains or losses during 2010, 2009 and 2008, as well as unrealized gains or losses at December 31, 2010 and 2009, were immaterial. Receivables are due from a large number of customers that are dispersed worldwide across many industries. At December 31, 2010 and 2009, the company had no significant concentrations of credit risk with any one customer. At December 31, 2010 and 2009, the company had approximately  $156 million and  $176 million, respectively, of receivables due from various U.S. federal governmental agencies. At December 31, 2010 and 2009, the carrying amount of cash and cash equivalents and notes payable approximated fair value; and the carrying amount of long-term debt was less than the fair value, which is based on market prices (Level 2 inputs), of such debt by approximately  $140 million and  $100 million, respectively.

Foreign currency translation	12 Months Ended
Dec. 31, 2010
Foreign currency translation
Foreign currency translation

13. Foreign currency translation

Due to cumulative inflation of approximately 100 percent or more over the last 3-year period, the company's Venezuelan subsidiary has applied highly inflationary accounting beginning January 1, 2010. For those international subsidiaries operating in highly inflationary economies, the U.S. dollar is the functional currency, and as such, nonmonetary assets and liabilities are translated at historical exchange rates, and monetary assets and liabilities are translated at current exchange rates. Exchange gains and losses arising from translation are included in other income (expense), net. Effective January 11, 2010, the Venezuelan government devalued the Bolivar Fuerte by 50 percent by resetting the official exchange rate from 2.15 to the U.S. dollar to 4.30 to the U.S. dollar. As a result, the company recorded a foreign exchange loss in the first quarter of 2010 of approximately  $20 million. The company has used and continues to use the official exchange rate for translation purposes. At December 31, 2010, the company's operations in Venezuela had net monetary assets denominated in local currency of approximately  $20 million.

During the years ended December 31, 2010, 2009 and 2008, the company recognized foreign exchange transaction (losses) in "Other income (expense), net" in its consolidated statements of income of  $(43.4) million,  $(12.5) million and  $(2.9) million, respectively.

Litigation and contingencies	12 Months Ended
Dec. 31, 2010
Litigation and contingencies
Litigation and contingencies

14. Litigation and contingencies

There are various lawsuits, claims, investigations and proceedings that have been brought or asserted against the company, which arise in the ordinary course of business, including actions with respect to commercial and government contracts, labor and employment, employee benefits, environmental matters, intellectual property, and non-income tax and employment compensation in Brazil. The company records a provision for these matters when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Any provisions are reviewed at least quarterly and are adjusted to reflect the impact and status of settlements, rulings, advice of counsel and other information and events pertinent to a particular matter.

The company believes that it has valid defenses with respect to legal matters pending against it. Based on its experience, the company also believes that the damage amounts claimed in the lawsuits disclosed below are not a meaningful indicator of the company's potential liability. Litigation is inherently unpredictable, however, and it is possible that the company's results of operations or cash flow could be affected in any particular period by the resolution of one or more of the legal matters pending against it.

In 2002, the company and the Transportation Security Administration (TSA) entered into a competitively awarded contract providing for the establishment of secure information technology environments in airports. The Civil Division of the Department of Justice, working with the Inspector General's Office of the Department of Homeland Security, is reviewing issues relating to labor categorization and overtime on the TSA contract. The Civil Division is also reviewing issues relating to cyber intrusion protection under the TSA and follow-on contracts. The company is working cooperatively with TSA and the Civil Division. The company has commenced preliminary settlement discussions with these government agencies regarding labor categorization and overtime. The company cannot now predict the duration or outcome of these discussions.

The company has contracts with the General Services Administration (GSA), known as Multiple Award Schedule Contracts, under which various U.S. governmental agencies can purchase products and services from the company. Auditors from the GSA's Office of Inspector General have been reviewing the company's compliance with the disclosure and pricing provisions under two of these contracts, and whether the company has potentially overcharged the government under the contracts. Separately, the company has made voluntary disclosures about these matters to the responsible GSA contracting officers. The company has been providing pricing and other information to the GSA auditors and is working cooperatively with them. One of these matters is now completed, with the company paying a de minimis amount to the GSA. The audit on the other contract is in its preliminary stages, and the company cannot predict the outcome at this time.

In April 2007, the Ministry of Justice of Belgium sued Unisys Belgium SA-NV, a Unisys subsidiary (Unisys Belgium), in the Court of First Instance of Brussels. The Belgian government had engaged the company to design and develop software for a computerized system to be used to manage the Belgian court system. The Belgian State terminated the contract and in its lawsuit has alleged that the termination was justified because Unisys Belgium failed to deliver satisfactory software in a timely manner. It claims damages of approximately 28 million Euros. Unisys Belgium has filed its defense and counterclaim in the amount of approximately 18.5 million Euros. The company believes it has valid defenses to the claims and contends that the Belgian State's termination of the contract was unjustified.

In December 2007, Lufthansa AG sued Unisys Deutschland GmbH, a Unisys subsidiary (Unisys Germany), in the District Court of Frankfurt, Germany, for allegedly failing to perform properly its obligations during the initial phase of a 2004 software design and development contract relating to a Lufthansa customer loyalty program. Under the contract, either party was free to withdraw from the project at the conclusion of the initial design phase. Rather than withdraw, Lufthansa instead terminated the contract and failed to pay the balance owed to Unisys Germany for the initial phase. Lufthansa's lawsuit alleges that Unisys Germany breached the contract by failing to deliver a proper design for the new system and seeks approximately 21.4 million Euros in damages. The company believes it has valid defenses and has filed its defense and a counterclaim in the amount of approximately 1.5 million Euros. The litigation is proceeding.

Notwithstanding that the ultimate results of the lawsuits, claims, investigations and proceedings that have been brought or asserted against the company are not currently determinable, the company believes that at December 31, 2010, it has adequate provisions for any such matters.

Segment information	12 Months Ended
Dec. 31, 2010
Segment information
Segment information

15. Segment information

The company has two business segments: Services and Technology. The products and services of each segment are marketed throughout the world to commercial businesses and governments. Revenue classifications by segment are as follows: Services – systems integration and consulting, outsourcing, infrastructure services and core maintenance; Technology – enterprise-class servers and other technology.

The accounting policies of each business segment are the same as those described in the summary of significant accounting policies. Intersegment sales and transfers are priced as if the sales or transfers were to third parties. Accordingly, the Technology segment recognizes intersegment revenue and manufacturing profit on hardware and software shipments to customers under Services contracts. The Services segment, in turn, recognizes customer revenue and marketing profit on such shipments of company hardware and software to customers. The Services segment also includes hardware and software products sourced from third parties that are sold to customers through the company's Services channels. In the company's consolidated statements of income, the manufacturing costs of products sourced from the Technology segment and sold to Services customers are reported in cost of revenue for Services.

Also included in the Technology segment's sales and operating profit are sales of hardware and software sold to the Services segment for internal use in Services engagements. The amount of such profit included in operating income of the Technology segment for the years ended December 31, 2010, 2009 and 2008, was  $7.2 million,  $14.8 million and  $38.5 million, respectively. The profit on these transactions is eliminated in Corporate.

The company evaluates business segment performance on operating income exclusive of restructuring charges and unusual and nonrecurring items, which are included in Corporate. All corporate and centrally incurred costs are allocated to the business segments, based principally on revenue, employees, square footage or usage.

No single customer accounts for more than 10% of revenue. Revenue from various agencies of the U.S. Government, which is reported in both business segments, was approximately  $842 million,  $927 million and  $864 million in 2010, 2009 and 2008, respectively.

Corporate assets are principally cash and cash equivalents, prepaid postretirement assets and deferred income taxes. The expense or income related to corporate assets is allocated to the business segments. In 2009 and 2008, corporate assets include an offset for interests in accounts receivable that have been recorded as sales, because such receivables are included in the assets of the business segments.

Presented below is a reconciliation of segment operating income to consolidated income (loss) from continuing operations before income taxes:

Year ended December 31 (millions)	2010	2009	2008
Total segment operating income	$376.7	$325.7	$133.2
Interest expense	(101.8)	(95.2)	(85.1)
Other income (expense), net	(51.0)	(16.6)	(14.6)
Cost reduction charges	–	–	(103.1)
Corporate and eliminations	(1.0)	4.3	(28.0)
Total income (loss) from continuing operations before income taxes	$222.9	$218.2	$(97.6)

Customer revenue by classes of similar products or services, by segment, is presented below:

Year ended December 31 (millions)	2010	2009	2008

Services
Systems integration and consulting	$1,223.1	$1,360.0	$1,490.5
Outsourcing	1,531.3	1,592.2	1,728.3
Infrastructure services	472.4	563.9	735.1

Core maintenance	230.6	308.8	371.4
	3,457.4	3,824.9	4,325.3
Technology
Enterprise-class servers	462.5	464.6	515.8
Other technology	99.7	96.2	113.8
	562.2	560.8	629.6
Total	$4,019.6	$4,385.7	$4,954.9

Presented below is a reconciliation of total business segment assets to consolidated assets:

December 31 (millions)	2010	2009	2008
Total segment assets	$1,778.2	$2,001.2	$2,176.4
Cash and cash equivalents	828.3	647.6	544.0
Deferred income taxes	220.3	200.5	107.1
Prepaid postretirement assets	31.2	–	20.7
Elimination for sale of receivables	–	(100.0)	(141.0)
Other corporate assets	162.9	207.6	116.9
Total assets	$3,020.9	$2,956.9	$2,824.1

A summary of the company's operations by business segment for 2010, 2009 and 2008 is presented below:

(millions)	Total	Corporate	Services	Technology
2010
Customer revenue	$4,019.6		$3,457.4	$562.2
Intersegment		$(116.6)	5.9	110.7
Total revenue	$4,019.6	$(116.6)	$3,463.3	$672.9
Operating income	$375.7	$(1.0)	$231.3	$145.4
Depreciation and amortization	250.6		191.4	59.2
Total assets	3,020.9	1,242.7	1,359.9	418.3
Capital expenditures	203.1	12.0	125.3	65.8

2009
Customer revenue	$4,385.7		$3,824.9	$560.8
Intersegment		$(170.8)	6.9	163.9
Total revenue	$4,385.7	$(170.8)	$3,831.8	$724.7
Operating income	$330.0	$4.3	$235.7	$90.0
Depreciation and amortization	352.5		275.1	77.4
Total assets	2,956.9	955.7	1,529.2	472.0
Capital expenditures	201.3	1.5	141.8	58.0

2008
Customer revenue	$4,954.9		$4,325.3	$629.6
Intersegment		$(232.0)	13.9	218.1
Total revenue	$4,954.9	$(232.0)	$4,339.2	$847.7
Operating income	$2.1	$(131.1)	$98.7	$34.5
Depreciation and amortization	418.0		291.7	126.3
Total assets	2,824.1	647.7	1,696.9	479.5
Capital expenditures	294.5	12.9	201.7	79.9

Geographic information about the company's revenue, which is principally based on location of the selling organization, properties and outsourcing assets is presented below:

Year ended December 31 (millions)	2010	2009	2008
Revenue
United States	$1,733.1	$2,005.4	$2,139.6
United Kingdom	426.2	469.2	573.3
Other foreign	1,860.3	1,911.1	2,242.0
Total	$4,019.6	$4,385.7	$4,954.9
Properties, net
United States	$142.8	$135.4	$177.5
United Kingdom	23.1	27.0	26.4
Other foreign	53.8	63.3	69.5
Total	$219.7	$225.7	$273.4
Outsourcing assets, net
United States	$69.6	$72.3	$120.6
United Kingdom	31.9	71.5	107.9
Other foreign	60.8	69.9	66.1
Total	$162.3	$213.7	$294.6

Employee plans	12 Months Ended
Dec. 31, 2010
Employee plans
Employee plans

16. Employee plans

Stock plans Under stockholder approved stock-based plans, stock options, stock appreciation rights, restricted stock and restricted stock units may be granted to officers, directors and other key employees. At December 31, 2010, 5.5 million shares of unissued common stock of the company were available for granting under these plans.

As of December 31, 2010, the company has granted non-qualified stock options and restricted stock units under these plans. The company recognizes compensation cost net of a forfeiture rate in selling, general and administrative expenses, and recognizes the compensation cost for only those awards expected to vest. The company estimates the forfeiture rate based on its historical experience and its expectations about future forfeitures.

The company's stock option and time-based restricted stock unit grants include a provision that if termination of employment occurs after the participant has attained age 55 and completed 5 years of service with the company, or for directors, the completion of 5 years of service as a director, the participant shall continue to vest in each of his or her awards in accordance with the vesting schedule set forth in the applicable award agreement. Compensation expense for such awards is recognized over the period to the date the employee first becomes eligible for retirement.

Options have been granted to purchase the company's common stock at an exercise price equal to or greater than the fair market value at the date of grant, generally have a maximum duration of five years and become exercisable in annual installments over a three-year period following date of grant.

For stock options, the fair value is estimated at the date of grant using a Black-Scholes option pricing model. Principal assumptions used are as follows: (a) expected volatility for the company's stock price is based on historical volatility and implied market volatility, (b) historical exercise data is used to estimate the options' expected term, which represents the period of time that the options granted are expected to be outstanding, and (c) the risk-free interest rate is the rate on zero-coupon U.S. government issues with a remaining term equal to the expected life of the options. The company recognizes compensation expense for the fair value of stock options, which have graded vesting, on the straight-line basis over the requisite service period of the awards. The compensation expense recognized as of any date must be at least equal to the portion of the grant-date fair value that is vested at that date.

The fair value of stock option awards was estimated using the Black-Scholes option pricing model with the following assumptions and weighted-average fair values as follows:

Year Ended December 31	2010	2009	2008
Weighted-average fair value of grant	$17.83	$2.82	$8.52
Risk-free interest rate	1.74%	1.57%	3.63%
Expected volatility	72.20%	58.28%	45.28%
Expected life of options in years	3.63	3.77	3.67
Expected dividend yield	–	–	–

Restricted stock unit awards may contain time-based units, performance-based units or a combination of both. Each performance-based unit will vest into zero to 1.5 shares depending on the degree to which the performance goals are met. Compensation expense resulting from these awards is recognized as expense ratably for each installment from the date of grant until the date the restrictions lapse and is based on the fair market value at the date of grant and the probability of achievement of the specific performance-related goals.

During the year ended December 31, 2010, 2009 and 2008, the company recognized  $9.4 million,  $.7 million and  $1.1 million of share-based compensation expense, which is comprised of  $3.9 million,  $(1.4) million and  $.8 million of restricted stock unit (income) expense and  $5.5 million,  $2.1 million and  $.3 million of stock option expense, respectively. In 2009 and 2008, the company reversed  $2.4 million and  $13.2 million, respectively of previously-accrued compensation expense related to performance-based restricted stock units due to a change in the assessment of the achievability of the performance goals. In addition, during 2009, the company reversed  $2.6 million of previously-accrued share-based compensation principally related to employees terminated in prior periods.

A summary of stock option activity for the year ended December 31, 2010 follows (shares in thousands):

Options	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (years)	Aggregate Intrinsic Value ( $ in millions)
Outstanding at December 31, 2009	3,981	$109.30
Granted	623	34.62
Exercised	(216)	6.50
Forfeited and expired	(1,263)	149.00
Outstanding at December 31, 2010	3,125	85.78	2.19	$ 16.2
Expected to vest at December 31, 2010	1,033	22.01	3.63	$ 8.9
Exercisable at December 31, 2010	2,063	118.61	1.45	$ 7.0

The aggregate intrinsic value represents the total pretax value of the difference between the company's closing stock price on the last trading day of the period and the exercise price of the options, multiplied by the number of in-the-money stock options that would have been received by the option holders had all option holders exercised their options on December 31, 2010. The intrinsic value of the company's stock options changes based on the closing price of the company's stock. The total intrinsic value of options exercised for the years ended December 31, 2010 and 2009 was  $5.9 million and zero, respectively. As of December 31, 2010,  $6.2 million of total unrecognized compensation cost related to stock options is expected to be recognized over a weighted-average period of 2.0 years.

A summary of restricted stock unit activity for the year ended December 31, 2010 follows (shares in thousands):

	Restricted Stock Units	Weighted-Average Grant-Date Fair Value
Outstanding at December 31, 2009	561	$40.42
Granted	225	34.39
Vested	(161)	26.07
Forfeited and expired	(224)	62.68
Outstanding at December 31, 2010	401	29.10

The fair value of restricted stock units is determined based on the trading price of the company's common shares on the date of grant. The aggregate weighted-average grant-date fair value of restricted stock units granted during the years ended December 31, 2010 and 2009 was  $7.7 million and  $1.1 million, respectively. As of December 31, 2010, there was  $5.6 million of total unrecognized compensation cost related to outstanding restricted stock units granted under the company's plans. That cost is expected to be recognized over a weighted-average period of 2.0 years. The aggregate weighted-average grant-date fair value of restricted share units vested during the years ended December 31, 2010 and 2009 was  $4.2 million and  $3.3 million, respectively.

Common stock issued upon exercise of stock options or upon lapse of restrictions on restricted stock units is newly issued shares. Cash received from the exercise of stock options for the years ended December 31, 2010 and 2009 was  $1.4 million and zero, respectively. During 2010 and 2009, the company did not recognize any tax benefits from the exercise of stock options or upon issuance of stock upon lapse of restrictions on restricted stock units because of its tax position. Any such tax benefits resulting from tax deductions in excess of the compensation costs recognized are classified as financing cash flows.

Defined contribution and compensation plans U.S. employees are eligible to participate in an employee savings plan. Under this plan, employees may contribute a percentage of their pay for investment in various investment alternatives. Effective January 1, 2011, the company reinstated a company match to the U.S. employee savings plan, which had been suspended effective January 1, 2009. The company will match 50 percent of the first 6 percent of eligible pay contributed by participants to the plan on a before-tax basis (subject to IRS limits). The company expects to fund the match with the company's common stock. The charge to income related to the company match for the years ended December 31, 2010, 2009 and 2008, was zero, zero and  $47.5 million, respectively.

The company has defined contribution plans in certain locations outside the United States. The charge to income related to these plans was  $28.7 million,  $26.4 million and  $25.0 million, for the years ended December 31, 2010, 2009 and 2008, respectively. For plans outside the United States, company contributions are made in cash.

The company has non-qualified compensation plans, which allow certain highly compensated employees and directors to defer the receipt of a portion of their salary, bonus and fees. Participants can earn a return on their deferred balance that is based on hypothetical investments in various investment vehicles. Changes in the market value of these investments are reflected as an adjustment to the liability with an offset to expense. As of December 31, 2010 and 2009, the liability to the participants of these plans was  $12.5 million and  $12.7 million, respectively. These amounts reflect the accumulated participant deferrals and earnings thereon as of that date. The company makes no contributions to the deferred compensation plans and remains contingently liable to the participants.

Retirement benefits In 2006, the company adopted changes to its U.S. defined benefit pension plans effective December 31, 2006. The changes included ending the accrual of future benefits in the company's defined benefit pension plans for employees effective December 31, 2006. No new entrants to the plans are allowed after that date. In 2008, the company adopted changes to certain of its U.K. defined benefit pension plans whereby effective June 30, 2008 all future accruals of benefits under the plans ceased.

Retirement plans' funded status and amounts recognized in the company's consolidated balance sheets at December 31, 2010 and 2009, follow:

	U.S. Plans		International Plans
December 31 (millions)	2010	2009	2010	2009

Change in projected benefit obligation

Benefit obligation at beginning of year	$4,707.6	$4,450.3	$2,523.5	$1,810.9

Service cost	–	–	14.5	11.9

Interest cost	276.4	285.0	119.7	113.2

Plan participants' contributions	–	–	3.9	4.2

Plan amendments	–	–	–	(.4)

Actuarial loss (gain)	221.4	308.7	(18.7)	501.1

Benefits paid	(342.8)	(336.4)	(92.8)	(89.7)

Foreign currency translation adjustments	–	–	(99.5)	172.3

Benefit obligation at end of year	$4,862.6	$4,707.6	$2,450.6	$2,523.5

Change in plan assets

Fair value of plan assets at beginning of year	$3,740.6	$3,296.7	$1,985.4	$1,632.9

Actual return on plan assets	495.1	773.2	171.3	219.9

Employer contribution	7.0	7.1	74.5	86.9

Plan participants' contributions	–	–	3.9	4.2

Benefits paid	(342.8)	(336.4)	(92.8)	(89.7)

Foreign currency translation adjustments	–	–	(76.3)	131.2

Fair value of plan assets at end of year	$3,899.9	$3,740.6	$2,066.0	$1,985.4

Funded status at end of year	$(962.7)	$(967.0)	$(384.6)	$(538.1)

Amounts recognized in the consolidated balance sheets consist of:

Prepaid postretirement assets	$–	$–	$30.4	$–

Other accrued liabilities	(7.3)	(7.4)	(.2)	–

Long-term postretirement liabilities	(955.4)	(959.6)	(414.8)	(538.1)

Total funded status	$(962.7)	$(967.0)	$(384.6)	$(538.1)

Accumulated other comprehensive loss, net of tax

Net loss	$2,275.1	$2,238.1	$584.0	$677.2

Prior service cost (credit)	$3.5	$4.2	$(1.4)	$(1.4)

Accumulated benefit obligation	$4,862.6	$4,707.6	$2,358.9	$2,440.9

Information for defined benefit retirement plans with an accumulated benefit obligation in excess of plan assets at December 31, 2010 and 2009, follows:

December 31 (millions)	2010	2009
Accumulated benefit obligation	$6,516.5	$7,137.0

Fair value of plan assets	5,180.5	5,714.5

Information for defined benefit retirement plans with a projected benefit obligation in excess of plan assets at December 31, 2010 and 2009, follows:

December 31 (millions)	2010	2009
Projected benefit obligation	$6,891.2	$7,219.6

Fair value of plan assets	5,513.4	5,714.5

Net periodic pension (income) cost for 2010, 2009 and 2008 includes the following components:

	U.S. Plans			International Plans
Year ended December 31 (millions)	2010	2009	2008	2010	2009	2008

Service cost	$–	$–	$–	$14.5	$11.9	$22.9

Interest cost	276.4	285.0	283.9	119.7	113.2	130.9

Expected return on plan assets	(365.0)	(384.7)	(407.3)	(129.5)	(128.2)	(154.5)

Amortization of prior service cost	.7	.7	.7	–	–	.2

Recognized net actuarial loss	54.3	74.3	57.4	26.0	4.2	13.1

Settlement/curtailment loss	–	–	–	–	–	1.4
Net periodic pension (income) cost	$(33.6)	$(24.7)	$(65.3)	$30.7	$1.1	$14.0

Weighted-average assumptions used to determine net periodic pension cost for the years ended December 31 were as follows:

Discount rate	6.11%	6.75%	6.38%	5.30%	6.42%	5.86%

Rate of compensation increase	N/A	N/A	N/A	3.04%	2.88%	3.29%

Expected long-term rate of return on assets*	8.75%	8.75%	8.75%	6.63%	6.57%	7.28%

* For 2011, the company has assumed that the expected long-term rate of return on plan assets for its U.S. defined benefit pension plan will be 8.75%.

Weighted-average assumptions used to determine benefit obligations at December 31 were as follows:

Discount rate	5.68%	6.11%	6.75%	5.32%	5.30%	6.42%

Rate of compensation increase	N/A	N/A	N/A	2.93%	3.04%	2.88%

The expected pretax amortization in 2011 of net periodic pension cost is as follows: net loss,  $104.0 million; and prior service cost,  $.6 million.

The company's investment policy targets and ranges for each asset category are as follows:

	U.S.		Int'l.
Asset Category	Target	Range	Target	Range

Equity securities	68%	65-71%	42%	37-47%

Debt securities	26%	23-29%	55%	47-61%

Real estate	6%	3-9%	1%	0-3%

Cash	0%	0-5%	1%	0-3%

Other	0%	0%	1%	0-3%

The company periodically reviews its asset allocation, taking into consideration plan liabilities, local regulatory requirements, plan payment streams and then-current capital market assumptions. The actual asset allocation for each plan is monitored at least quarterly, relative to the established policy targets and ranges. If the actual asset allocation is close to or out of any of the ranges, a review is conducted. Rebalancing will occur toward the target allocation, with due consideration given to the liquidity of the investments and transaction costs.

The objectives of the company's investment strategies are as follows: (a) to provide a total return that, over the long term, increases the ratio of plan assets to liabilities by maximizing investment return on assets, at a level of risk deemed appropriate, (b) to maximize return on assets by investing primarily in equity securities in the U.S. and for international plans by investing in appropriate asset classes, subject to the constraints of each plan design and local regulations, (c) to diversify investments within asset classes to reduce the impact of losses in single investments, and (d) for the U.S. plan to invest in compliance with the Employee Retirement Income Security Act of 1974 (ERISA), as amended and any subsequent applicable regulations and laws, and for international plans to invest in a prudent manner in compliance with local applicable regulations and laws.

The company sets the expected long-term rate of return based on the expected long-term return of the various asset categories in which it invests. The company considered the current expectations for future returns and the actual historical returns of each asset class. Also, since the company's investment policy is to actively manage certain asset classes where the potential exists to outperform the broader market, the expected returns for those asset classes were adjusted to reflect the expected additional returns.

In 2011, the company expects to make cash contributions of approximately  $115 million to its worldwide defined benefit pension plans (principally international plans). In accordance with regulations governing contributions to U.S. defined benefit pension plans, the company is not required to make cash contributions to its U.S. qualified defined benefit pension plan in 2011.

As of December 31, 2010, the following benefit payments, which reflect expected future service where applicable, are expected to be paid from the defined benefit pension plans:

Year ending December 31 (millions)	U.S.	Int'l.

2011	$351.8	$92.6

2012	354.3	101.4

2013	356.0	109.3

2014	357.7	115.5

2015	358.9	119.8

2016 - 2020	1,802.2	710.0

Other postretirement benefits A reconciliation of the benefit obligation, fair value of the plan assets and the funded status of the postretirement benefit plan at December 31, 2010 and 2009, follows:

December 31 (millions)	2010	2009

Change in accumulated benefit obligation

Benefit obligation at beginning of year	$174.3	$184.6

Service cost	.4	.1

Interest cost	10.7	11.5

Plan participants' contributions	5.6	6.1

Amendments	1.5	–

Actuarial loss (gain)	3.9	(.7)

Federal drug subsidy	2.0	2.1

Benefits paid	(29.9)	(29.4)

Benefit obligation at end of year	$168.5	$174.3

Change in plan assets

Fair value of plan assets at beginning of year	$9.1	$9.7

Actual return on plan assets	.3	–

Employer contributions	23.9	22.7

Plan participants' contributions	5.6	6.1

Benefits paid	(29.9)	(29.4)

Fair value of plan assets at end of year	$9.0	$9.1

Funded status at end of year	$(159.5)	$(165.2)

Amounts recognized in the consolidated balance sheets consist of:

Prepaid postretirement assets	$.8	$–

Other accrued liabilities	(21.3)	(22.2)

Long-term postretirement liabilities	(139.0)	(143.0)

Total funded status	$(159.5)	$(165.2)

Accumulated other comprehensive loss, net of tax

Net loss	$35.3	$34.9
Prior service cost	8.4	8.3

Net periodic postretirement benefit cost for 2010, 2009 and 2008, follows:

Year ended December 31 (millions)	2010	2009	2008

Service cost	$.4	$.1	$.5

Interest cost	10.7	11.5	12.5

Expected return on assets	(.5)	(.5)	(.5)

Amortization of prior service cost	1.4	1.5	1.9

Recognized net actuarial loss	3.7	2.9	3.9

Net periodic benefit cost	$15.7	$15.5	$18.3

Weighted-average assumptions used to determine net periodic postretirement benefit cost for the years ended December 31 were as follows:

Discount rate	6.62%	7.02%	6.58%

Expected return on plan assets	6.75%	6.75%	6.75%

Weighted-average assumptions used to determine benefit obligation at December 31 were as follows:
Discount rate	6.42%	6.62%	7.02%

The expected pretax amortization in 2011 of net periodic postretirement benefit cost is as follows: net loss,  $3.9 million; and prior service cost,  $1.8 million.

The company reviews its asset allocation periodically, taking into consideration plan liabilities, plan payment streams and then-current capital market assumptions. The company sets the long-term expected return on asset assumption, based principally on the long-term expected return on debt securities. These return assumptions are based on a combination of current market conditions, capital market expectations of third-party investment advisors and actual historical returns of the asset classes.

In 2011, the company expects to contribute approximately  $22 million to its postretirement benefit plan.

Assumed health care cost trend rates at December 31	2010	2009

Health care cost trend rate assumed for next year	8.1%	7.9%

Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%

Year that the rate reaches the ultimate trend rate	2017	2014

A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions of dollars):

	1-Percentage- Point Increase	1-Percentage- Point Decrease

Effect on service and interest cost	$.2	$(.5)

Effect on postretirement benefit obligation	8.4	(2.7)

As of December 31, 2010, the following benefits are expected to be paid to or from the company's postretirement plan:
Year ending December 31 (millions)	Gross Medicare Part D Receipts	Gross Expected Payments

2011	$2.3	$26.8

2012	2.2	25.0

2013	2.1	24.5

2014	2.0	23.6

2015	1.8	23.1

2016 - 2020	3.7	65.3

The following provides a description of the valuation methodologies and the levels of inputs used to measure fair value, and the general classification of investments in the company's U.S. and international defined benefit pension plans, and the company's other postretirement benefit plan.

Level 1 – These investments include cash, common stocks, real estate investment trusts, exchange traded funds, and U.S. and U.K. government securities. These investments are valued using quoted prices in an active market. Payables and receivables are also included as Level 1 investments and are valued at face value.

Level 2 – These investments include the following:

Pooled Funds – These investments are comprised of money market funds and fixed income securities. The money market funds are valued at Net Asset Value (NAV) of shares held by the plans at year-end. NAV is a practical expedient for fair value. The NAV is based on the value of the underlying assets owned by the fund, minus its liabilities, divided by the number of units outstanding. The fixed income securities are valued based on quoted prices for identical or similar investments in markets that may not be active.

Commingled Funds – These investments are comprised of debt or equity securities and are valued using the NAV provided by trustees of the funds. The NAV is quoted on a private market that is not active. The unit price is based on underlying investments which are traded on markets that may or may not be active.

Other Fixed Income – These investments are comprised of corporate and government fixed income investments and asset and mortgage backed securities for which there are quoted prices for identical or similar investments in markets that may not be active.

Derivatives – These investments include forward exchange contracts, which are traded on an active market, but not on an exchange; therefore, the inputs may not be readily observable. These investments also include fixed income futures and other derivative instruments.

Level 3 – These investments include the following:

Real Estate and Private Equity – These investments represent interests in limited partnerships which invest in privately held companies or privately held real estate assets. Due to the nature of these investments, pricing inputs are not readily observable. Asset valuations are developed by the general partners that manage the partnerships. These valuations are based on property appraisals, utilization of market transactions that provide valuation information for comparable companies, discounted cash flows, and other methods. These valuations are reported quarterly and adjusted as necessary at year end based on cash flows within the most recent period.

Insurance Contracts – These investments are insurance contracts which are generally invested in corporate and government notes and bonds and mortgages. The insurance contracts are carried at book value and adjusted to fair value based on a market value adjustment (MVA) formula determined by the insurance provider. The MVA formula is based on unobservable inputs.

Commingled Funds – These investments are commingled funds, which include a fund of hedge funds and a global tactical asset allocation fund. The NAV is quoted on a private market that is not active. The unit price is based on underlying investments, which are valued based on unobservable inputs.

The following table sets forth by level, within the fair value hierarchy, the plans' assets (liabilities) at fair value at December 31, 2010.

	U.S. Plans				International Plans
December 31, 2010 (millions)	Fair Value	Level 1	Level 2	Level 3	Fair Value	Level 1	Level 2	Level 3
Pension plans
Equity Securities
Common Stocks	$1,949.2	$1,949.2			$122.2	$122.2
Commingled Funds	621.1		$621.1		792.8		$792.8
Debt Securities
U.S. and U.K. Govt. Securities	126.2	126.2			97.7	97.7
Other Fixed Income	791.6		791.6		308.8		308.8
Insurance Contracts	70.3			$70.3	152.6			$152.6
Commingled Funds					440.8		440.8
Real Estate
Real Estate Investment Trusts	139.0	139.0			.5	.5
Real Estate	32.1			32.1	28.1			28.1
Other
Derivatives	(5.8)		(5.8)		(2.5)		(2.5)
Private Equity	56.9			56.9
Commingled Funds	84.1		84.1		60.6		51.4	9.2
Pooled Funds	145.9		145.9		1.3		1.3
Cash	.1	.1			58.5	58.5
Receivables	94.2	94.2			4.6	4.6
Payables	(205.0)	(205.0)
Total	$3,899.9	$2,103.7	$1,636.9	$159.3	$2,066.0	$283.5	$1,592.6	$189.9
Other postretirement plans
Insurance Contracts	$7.4			$7.4
Exchange Traded Fund – Bond	1.3	$1.3
Pooled Funds	.3		$.3
Total	$9.0	$1.3	$.3	$7.4

The following table sets forth by level, within the fair value hierarchy, the plans' assets (liabilities) at fair value at December 31, 2009.

	U.S. Plans				International Plans
December 31, 2009 (millions)	Fair Value	Level 1	Level 2	Level 3	Fair Value	Level 1	Level 2	Level 3
Pension plans
Equity Securities
Common Stocks	$1,883.1	$1,883.1			$126.4	$126.4
Commingled Funds	635.9		$635.9		707.6		$707.6
Debt Securities
U.S. and U.K. Govt. Securities	65.9	65.9			95.9	95.9
Other Fixed Income	746.1		746.1		161.6		161.6
Insurance Contracts	64.8			$64.8	167.4			$167.4
Commingled Funds					560.2		560.2
Real Estate
Real Estate Investment Trusts	75.1	75.1			4.4	.3	4.1
Real Estate	54.2			54.2	27.3			27.3
Other
Derivatives	12.3		11.8	.5	23.0		23.0
Private Equity	69.4			69.4
Commingled Funds	66.8		66.8		69.5		46.9	22.6
Pooled Funds	133.7		133.7		1.7		1.7
Cash	1.0	1.0			40.4	40.4
Receivables	27.2	27.2
Payables	(94.9)	(94.9)
Total	$3,740.6	$1,957.4	$1,594.3	$188.9	$1,985.4	$263.0	$1,505.1	$217.3
Other postretirement plans
Insurance Contracts	$7.5			$7.5
Pooled Funds	1.6		$1.6
Total	$9.1		$1.6	$7.5

The following table sets forth a summary of changes in the fair value of the plans' Level 3 assets for the year ended December 31, 2010.

(millions)	January 1, 2010	Realized gains (losses)	Purchases or acquisitions	Sales or dispositions	Currency and unrealized gains (losses) relating to instruments still held at December 31, 2010	December 31, 2010
U.S. plans
Pension plan
Real Estate	$54.2	$3.8		$(21.9)	$(4.0)	$32.1
Private Equity	69.4	6.8	$.8	(20.7)	.6	56.9
Insurance Contracts	64.8	–	–	–	5.5	70.3
Derivatives	.5	–	–	(.5)	–	–
Total	$188.9	$10.6	$.8	$(43.1)	$2.1	$159.3

Other postretirement plans
Insurance Contracts	$7.5	$.2	$.4	$(.7)		$7.4

International pension plans
Insurance Contracts	$167.4		$5.8	$(12.6)	$(8.0)	$152.6
Real Estate	27.3		–	–	.8	28.1
Commingled Funds	22.6	$.8	1.0	(15.1)	(.1)	9.2

Total	$217.3	$.8	$6.8	$(27.7)	$(7.3)	$189.9

The following table sets forth a summary of changes in the fair value of the plans' Level 3 assets for the year ended December 31, 2009.

(millions)	January 1, 2009	Realized gains (losses)	Purchases, sales, issuances and settlements, net,	Currency and unrealized gains (losses) relating to instruments still held at December 31, 2009	December 31, 2009
U.S. plans
Pension plan
Real Estate	$89.4	$1.5	$(4.0)	$(32.7)	$54.2
Private Equity	84.5	(11.6)	(4.0)	.5	69.4
Insurance Contracts	50.1	(.6)	6.1	9.2	64.8
Other Fixed Income	.6	.9	(1.5)		–
Derivatives	–		.5		.5
Total	$224.6	$(9.8)	$(2.9)	$(23.0)	$188.9

Other postretirement plans
Insurance Contracts	$6.8	$(.1)	$.8		$7.5

International pension plans
Insurance Contracts	$159.8	$7.5	$(5.0)	$5.1	$167.4
Real Estate	28.7	(4.4)	2.1	.9	27.3
Commingled Funds	21.6	.3		.7	22.6

Total	$210.1	$3.4	$(2.9)	$6.7	$217.3

Stockholders' equity	12 Months Ended
Dec. 31, 2010
Stockholders' equity
Stockholders' equity

17. Stockholders' equity

The company has 72 million authorized shares of common stock, par value  $.01 per share, and 40 million shares of authorized preferred stock, par value  $1 per share, issuable in series.

At December 31, 2010, 10.2 million shares of unissued common stock of the company were reserved for stock-based incentive plans.

Comprehensive income (loss) for the three years ended December 31, 2010, includes the following components:

Year ended December 31 (millions)	2010	2009	2008
Consolidated net income (loss)	$241.3	$193.0	$(117.7)

Other comprehensive income (loss)
Foreign currency translation adjustments	31.9	78.1	(121.0)
Foreign currency translation reclassification adjustment	(7.7)	–	–
Postretirement adjustments, net of tax of $22.1, $(94.0) and $(8.8)	62.7	(212.7)	(1,627.4)

Total other comprehensive income (loss)	86.9	(134.6)	(1,748.4)

Consolidated comprehensive income (loss)	328.2	58.4	(1,866.1)
Comprehensive income (loss) attributable to noncontrolling interests	6.9	(22.0)	5.7

Comprehensive income (loss) attributable to Unisys Corporation	$321.3	$80.4	$(1,871.8)

Comprehensive income (loss) attributable to Unisys Corporation for 2009 and 2008 has been corrected in 2010 to exclude amounts attributable to noncontrolling interests.

Accumulated other comprehensive income (loss) as of December 31, 2010, 2009 and 2008, is as follows:

(millions)	Total	Translation Adjustments	Postretirement Plans
Balance at December 31, 2007	$(1,162.9)	$(595.3)	$(567.6)
Change during period	(1,741.7)	(106.2)	(1,635.5)

Balance at December 31, 2008	(2,904.6)	(701.5)	(2,203.1)
Change during period	(108.9)	71.6	(180.5)

Balance at December 31, 2009	(3,013.5)	(629.9)	(2,383.6)
Change during period	85.2	25.7	59.5

Balance at December 31, 2010	$(2,928.3)	$(604.2)	$(2,324.1)